UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 21, 2011

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY  14564
  (Address of Principal Executive Offices)            (Zip Code)

Registrant’s telephone number, including area code	(585) 678-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2011, the Board of Directors of Constellation Brands, Inc. (“Constellation” or the “Company”) was expanded to nine (9) members, and on that date the Board of Directors filled the additional Board seat by electing Keith E. Wandell to serve as a member of the Board of Directors effective as of the close of business on July 21, 2011.  Also on that date Mr. Wandell was appointed a member of the Human Resources Committee of the Board of Directors.

Mr. Wandell, age 61, has been Chief Executive Officer and President of Harley-Davidson, Inc., a global motorcycle manufacturer, since May 2009.  He previously served as President and Chief Operating Officer of Johnson Controls, Inc., a global manufacturer of automotive, power and building solutions, from July 2006 until May 2009.

The Board considers Mr. Wandell to be an independent director under applicable New York Stock Exchange requirements.  As a non-management member of the Board, Mr. Wandell will receive the compensation paid to non-management directors for service on the Board and its committees, as described previously in the Company’s proxy statement for its Annual Meeting of Stockholders that was held on July 21, 2011 (the "Annual Meeting") and filed by the Company with the United States Securities and Exchange Commission on June 10, 2011 (the “Proxy Statement”).  As Mr. Wandell was elected within the overall Annual Meeting timeframe, the amount of his annual retainer, annual option grant and restricted stock award is consistent with the amounts to be paid to the other non-management directors for service on the Board and its committees.

On July 21, 2011, Mr. Wandell (i) became entitled to an annual retainer in the aggregate amount of $60,000; (ii) was granted an option to purchase 6,517 shares of the Company’s Class 1 Common Stock at an exercise price of $21.48 per share and with an exercise period of January 21, 2012 through July 21, 2021; and (iii) received an award of 2,793 restricted shares of the Company’s Class A Common Stock ("Class A Stock").  Subject to applicable provisions in the award document, the restricted stock will vest on July 21, 2012.  On July 21, 2011, which was the date of the option grant and the restricted stock award, the closing price of the Class A Stock was $21.48 per share.

There are no arrangements or understandings between Mr. Wandell and any other person pursuant to which he was selected either as a director or as a member of the Human Resources Committee, and there have been no transactions since the beginning of the Company’s last fiscal year, nor are there any currently proposed transactions, regarding Mr. Wandell that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting of Stockholders of Constellation Brands, Inc. was held on July 21, 2011.

(b)   At the Annual Meeting, the stockholders of the Company elected Jerry Fowden, Barry A. Fromberg, Jeananne K. Hauswald, James A. Locke III, Richard Sands, Robert Sands, Paul L. Smith and Mark Zupan as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified.  The other matters considered at the Annual Meeting were a proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2012; a proposal to approve, by advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement; an advisory vote on the frequency of future advisory votes regarding executive compensation; and a stockholder proposal concerning stockholder voting rights as disclosed in the Proxy Statement.  The final results of voting on each of the matters submitted to a vote of stockholders are as follows:

1.      Election of Directors.

At the Annual Meeting, the holders of the Class A Stock, voting as a separate class, elected the Company’s slate of director nominees designated to be elected by the holders of the Class A Stock voting as a separate class, and the holders of Class A Stock and the Company’s Class B Common Stock (the “Class B Stock”), voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, elected the Company’s slate of director nominees designated to be elected by the holders of the Class A Stock and Class B Stock voting together as a single class.  The eight directors described in (b) above were elected by a plurality of the votes cast, as set forth below:

Nominee	Votes For	Withheld	Broker Non-Votes

Directors Elected by the Holders of Class A Stock:
Jeananne K. Hauswald	140,507,053	12,410,782	13,177,613
Paul L. Smith	149,614,895	3,302,940	13,177,613

Directors Elected by the Holders of Class A Stock and Class B Stock:
Jerry Fowden	371,964,446	8,509,705	20,591,557
Barry A. Fromberg	378,739,847	1,734,304	20,591,557
James A. Locke III	315,678,136	64,796,015	20,591,557
Richard Sands	374,999,904	5,474,247	20,591,557
Robert Sands	375,553,205	4,920,946	20,591,557
Mark Zupan	378,746,383	1,727,768	20,591,557

2.           Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2012.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2012, as set forth below:

Votes For:	399,705,690
Votes Against:	1,292,535
Abstentions:	67,483
Broker Non-Votes:	-0-

3.           Proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, approved the compensation of the named executive officers as disclosed in the Proxy Statement, as set forth below:

Votes For:	358,103,846
Votes Against:	20,990,092
Abstentions:	1,380,213
Broker Non-Votes:	20,591,557

4.           Advisory vote on the frequency of future stockholder advisory votes regarding executive compensation.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, voted in favor of conducting a stockholder advisory vote every ONE YEAR to approve the compensation of the Company’s named executive officers, as set forth below:

ONE YEAR:	365,750,124
TWO YEARS:	291,496
THREE YEARS:	13,085,058
Abstentions:	1,347,473
Broker Non-Votes:	20,591,557

In light of the foregoing voting results and other factors, the Company’s Board of Directors at its July 21, 2011 meeting determined that the Company will hold an annual advisory vote on the compensation of its named executive officers.  Unless the Board of Directors subsequently determines otherwise, the Company will continue to hold annual advisory votes until the next stockholder advisory vote on the frequency of advisory votes on the compensation of its named executive officers.  The regulations of the United States Securities and Exchange Commission provide that the Company must hold a vote on the frequency of advisory votes on the compensation of its named executive officers at least once every six years.

5.           Stockholder proposal concerning stockholder voting rights.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, did not approve a stockholder proposal concerning stockholder voting rights, as set forth below:

Votes For:	120,426,377
Votes Against:	259,741,864
Abstentions:	305,910
Broker Non-Votes:	20,591,557

Item 7.01.	Regulation FD Disclosure.

On July 25, 2011, Constellation Brands, Inc. issued a news release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference, announcing the election of Keith E. Wandell as a member of the Company’s Board of Directors effective as of the close of business on July 21, 2011.

References to Constellation’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference.  The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.  This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section.  It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release of Constellation Brands, Inc. dated July 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2011	CONSTELLATION BRANDS, INC.

By: /s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated July 25, 2011.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.